NAME OF REGISTRANT
FRANKLIN UNIVERSAL TRUST
File No. 811-05569

EXHIBIT ITEM: Copies of any material amendments to the registrant's charter or by-laws

Amendment Dated December 13, 2018
to the By-Laws of
Franklin Universal Trust
Dated April 26, 1988

WHEREAS, Article X, Section 2 of the By-Laws provides that the By-Laws may be amended by the Board of Trustees; and

WHEREAS, by resolution dated December 13, 2018, the Board authorized the By-Laws to be amended as set forth below.

NOW, THEREFORE, the By-Laws are hereby amended as follows:
The first sentence of the second paragraph of Article II,
Section 5 is replaced in its entirety with the following:

When any meeting of shareholders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred twenty (120) days from the date set for the original meeting, in which case the Board of Trustees shall set a new record date.

Adopted and approved as of December 13, 2018 pursuant to authority delegated by the Board.


/s/ Navid Tofigh
Navid J. Tofigh
Vice President and Assistant Secretary